UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Genesis Servicing Agreement

On June 7, 2017, Signet Jewelers Limited (“Signet”), through its subsidiaries, Sterling Jewelers Inc. (“Sterling”) and Zale Delaware, Inc. (“Zale Delaware”), and Genesis Financial Solutions, Inc., a Delaware corporation (“Genesis”), entered into a Servicing Agreement (the “Servicing Agreement”).  The Servicing Agreement provides that Genesis will become a servicer for Sterling’s non-prime accounts receivable and Zale Delaware’s second-look credit card program, which includes customary servicing and administrative activities, with a term of five years subject to automatic renewal for successive two year terms.

Pursuant to the Servicing Agreement, Sterling will pay a monthly servicing fee to Genesis on a per account basis.

The Servicing Agreement is subject to customary representations and warranties and indemnification provisions.  The Servicing Agreement also includes termination provisions that also allow for early termination.  Simultaneous with the execution of the Servicing Agreement, Sterling and Genesis entered into an employee transition agreement and a sublease agreement.

Item 9.01	Financial Statements and Exhibits

The exhibit required to be filed as a part of this Current Report on Form 8-K is listed in the Exhibit Index attached hereto, which is incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

10.1*†	Servicing Agreement, by and among Sterling Jewelers Inc., Zale Delaware, Inc. and Genesis Financial Solutions, Inc., dated June 7, 2017

*Filed herewith
†Confidential treatment requested as to certain portions of this exhibit, which portions are omitted and filed separately with the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: June 7, 2017

	By:	/s/ Lynn Dennison
	Name:	Lynn Dennison
	Title:	Chief Legal, Risk & Corporate Affairs Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*†	Servicing Agreement, by and among Sterling Jewelers Inc., Zale Delaware, Inc. and Genesis Financial Solutions, Inc., dated June 7, 2017

*Filed herewith
†Confidential treatment requested as to certain portions of this exhibit, which portions are omitted and filed separately with the SEC